AQUILA ROCKY MOUNTAIN EQUITY FUND

              Supplement to the Statement of Additional Information
                              Dated April 30, 2001
                    as previously supplemented August 7, 2001


   The following changes are in effect until further notice is given by a supplement to the Statement of Additional Information:

         The material under the caption "Sales Charges for Purchases of $1 Million or More of Class A Shares" is replaced by the following:

Sales Charges for Purchases of $1 Million or More of Class A Shares

         You will not pay a sales charge at the time of purchase when you purchase "CDSC Class A Shares." CDSC Class A Shares is Class A Shares issued under the following circumstances:

                    (i) Class A Shares issued in a single purchase of $1 million or more by a single purchaser; and

                    (ii) Class A Shares issued to a single purchaser in a single purchase when the value of the purchase, together with the value of the purchaser's other CDSC Class A Shares and Class A Shares on which a sales charge has been paid, equals or exceeds $1 million:

          CDSC Class A Shares do not include Class A Shares purchased without a sales charge as described under "General" below.

         The material under the caption "Special Dealer Arrangements" is replaced by the following:

         The Distributor (not the Fund) will pay to any dealer with which it has made prior arrangements and which effects a purchase of Class A Shares of the Fund from the proceeds of a qualifying redemption of the shares of an investment company (not a member of the Aquilasm Group of Funds) up to 1% of the purchase price. These shares are called "Special CDSC Class A Shares."

         The following new material is added to that section:

         Redemption of Special CDSC Class A Shares

         You will not be subject to any sales charge at the time of purchase.

         If you redeem all or part of your Special CDSC Class A Shares during the two years after you purchase them, you must pay a special contingent deferred sales charge upon redemption.

         You will pay 1% of the shares' redemption or purchase value, whichever is less, if you redeem within the first year after purchase, and 0.50 of 1% of that value if you redeem within the second year.

         This special charge will not apply to shares acquired through the reinvestment of dividends or distributions on Special CDSC Class A Shares or to Special CDSC Class A Shares held for longer than two years. When redeeming shares, the Agent will redeem the Special CDSC Class A Shares held the longest, unless otherwise instructed. If you own both Special CDSC and non-CDSC Class A Shares, the latter will be redeemed first.

         The Fund will treat all Special CDSC Class A Shares purchases made during a calendar month as if they were made on the first business day of that month at the average cost of all purchases made during that month. Therefore, the two-year holding period will end on the first business day of the 24th calendar month after the date of those purchases. Accordingly, the holding period may, in fact, be one month less than the full 24 depending on when your actual purchase was made. If you exchange your Special CDSC Class A Shares for shares of an Aquila money-market fund, running of the 24-month-holding period for those exchanged shares will be suspended.

          The date of this supplement is October 9, 2001.